MANNING & NAPIER FUND, INC.
                              1100 CHASE SQUARE
                             ROCHESTER, NY 14604

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                APRIL 10, 1996

     To the Shareholders of the Manning & Napier Fund, Inc.:

     You are cordially invited to the Special Meeting of Shareholders of the Manning & Napier Fund, Inc. (the Fund) on April 10, 1996 at 9:00 a.m. in the 12th floor conference room of Manning & Napier Advisors, Inc. (Manning & Napier), 1100 Chase Square, Rochester, New York for the purpose of considering the proposal set forth below and for the transaction of such other business as may be properly brought before the meeting.

1. To consider and act upon a proposal to elect a Board of Directors (voted on by the Shareholders of the Fund as a whole).

     In accordance with their own discretion, the proxies are authorized to vote on other such business as may properly come before the meeting.
                                                       By Order of the Board
of Directors
                                                       MANNING & NAPIER FUND,
INC.

                                                       Barbara Lapple,
Secretary

     Each shareholder is cordially invited to attend the meeting. However, if you are unable to be present at the meeting, you are requested to mark, sign and date the enclosed proxy and return it promptly in the enclosed envelope so that the meeting may be held and a maximum number of shares may be voted.

     Shareholders of record at the close of business on February 20, 1996 are entitled to notice of and to vote at the meeting or any adjournment thereof.

March 8, 1996

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. A POSTAGE PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE SO THAT YOU MAY RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. IT IS MOST IMPORTANT AND IN YOUR INTEREST FOR YOU TO SIGN YOUR PROXY CARD AND RETURN IT SO THAT A QUORUM WILL BE PRESENT AT THE MEETING AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.



                            YOUR VOTE IS IMPORTANT
                      NO MATTER HOW MANY SHARES YOU OWN

     If you sign, date and return the proxy card but give no voting instructions, your shares will be voted FOR all proposals noticed above. In order to avoid the additional expense to the Fund of further solicitation, please mail your proxy card promptly. Unless proxies of corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, they will not be voted.

                         MANNING & NAPIER FUND, INC.
                              1100 CHASE SQUARE
                             ROCHESTER, NY 14604

                               PROXY STATEMENT
         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 10, 1996

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Manning & Napier Fund, Inc. (the Fund) for use at the Special Meeting of Shareholders of the Fund to be held on Wednesday, April 10, 1996 or at any adjournment thereof, and is intended to be mailed to shareholders on or about March 8, 1996. Even though you sign and return the accompanying proxy, you may revoke it by giving written notice of such revocation to the Secretary of the Fund prior to the meeting or by delivering a subsequently dated proxy or by attending and voting at the Meeting in person. The Fund expects to solicit proxies principally by mail, but the Fund or its agents may also solicit proxies by telephone, telegraph or personal contact. The costs of solicitation will be borne by the Fund.

     THE PERSONS NAMED IN THE ACCOMPANYING PROXY WILL VOTE THE NUMBER OF SHARES REPRESENTED THEREBY AS DIRECTED OR, IN THE ABSENCE OF SUCH DIRECTION, FOR THE APPROVAL OF THE BOARD OF DIRECTORS.

     On February 20, 1996, the record date for the determination of the shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof, there were issued and outstanding the following number of shares of each series of the Fund: 12,117,946.643 shares of Class A common stock - Small Cap Series;
28,157.181 shares of Class B common stock - Maximum Horizon Series; 8,366,642.199 shares of Class D common stock - Technology Series; 45,199.220 shares of Class E common stock - Defensive Series;
13,493,891.449 shares of Class G comon stock - International Series; 19,938.016 shares of Class H common stock - Tax Managed Series; 924,686.911 shares of Class K common stock - Blended Asset Series I; 1,887,487.514 shares of Class L common stock - Blended Asset Series II; 22,294.026 shares of Class M common stock - Flexible Yield Series I; 41,609.558 shares of Class N common stock - Flexible Yield Series II; 105,118.401 shares of Class O common stock - Flexible Yield Series III; 2,966,921.680 shares of Class P common stock - New York Tax Exempt Series; 625,447.447 shares of Class Q common stock - Ohio Tax Exempt Series; and 1,257,507.301 shares of Class R common
stock - Diversified Tax Exempt Series.   No shares of the other classes of
common stock have been issued. Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter to which such shares are to be voted at the Meeting.


I.     ELECTION OF TRUSTEES

     At the Meeting, it is proposed that five directors will be elected to hold office until their successors are duly elected and qualified. The persons named in the accompanying Proxy intend, in the absence of contrary instructions, to vote all proxies on behalf of the shareholders for the election of Stephen B. Ashley, B. Reuben Auspitz, Martin F. Birmingham, Peter
L. Faber and Harris H. Rusitzky. Messrs. Auspitz, Birmingham, Faber and Rusitzky are currently members of the Board of Directors. Mr. Birmingham has not previously been elected by the shareholders. Mr. Ashley has not previously been elected by the shareholders and has not previously served on the Board.

     Because the Fund does not hold regular annual shareholder meetings, each nominee, if elected will hold office until his successor is elected and qualified. Under Maryland law, a Fund registered under the Investment Company Act of 1940, as amended (the 1940 Act) is not required to hold annual meetings. The Fund has availed itself of this provision and will achieve cost savings by eliminating printing, mailing charges and other expenses involved in routine annual meetings.

     Even with the elimination of routine annual meetings, the Board of Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, or required or permitted by the By-Laws of the Fund. In compliance with the 1940 Act, shareholder meetings will be held to elect Directors whenever fewer than a majority of the Directors holding office have been elected by the shareholders or, if necessary in the case of filling vacancies, to assure that at least two-thirds of the Directors holding office after vacancies are filled have been elected by the shareholders. The Fund may hold shareholder meetings to approve changes in investment policy, a new investment advisory agreement or other matters requiring shareholder action under the 1940 Act.

     A meeting may also be called by shareholders holding at least 10% of the Shares entitled to vote at the meeting for the purpose of voting upon the removal of Directors, in which case, shareholders may receive assistance in communicating with other shareholders as if the provisions contained in
Section 16(c) of the 1940 Act applied. In addition, Maryland law provides for the calling of a special meeting by the written request of shareholders holding at least 25% of the Shares entitled to vote at the meeting.

     Each of the nominees has consented to being named in this Proxy Statement and to serve as a Director if elected. The Fund knows of no reason why any nominee would be unable or unwilling to serve if elected. Should any of the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power to vote for such person or persons as the management of the Fund may recommend. Directors will be elected by a plurality of shareholders entitled to vote that are present in person or by Proxy at the Meeting. If you give no voting instructions, your Shares will be voted for all nominees named herein for Director and in favor of any remaining proposal described in this proxy statement.

INFORMATION REGARDING NOMINEES

     The following information is provided for each nominee. It includes his or her name, position with the Fund, age, amount of Shares of the Fund beneficially owned, principal occupations or employment during the past five years, and directorships with other companies which file reports periodically with the Securities and Exchange Commission.





Name & Position       Age      Business Experience During the Past Five       Shares of Fund Beneficially   Percentage
with the Fund                     Years Including All Directorships          Owned as of February 20, 1996


Stephen B. Ashley      55  Director, Fannie Mae since 1995;  Director, Hahn                  4,651.652 ***          **
Nominee for                Automotive, since 1994; Director, Genesee Corp.
Director                   since 1987;  Chairman and Chief Executive
                           Officer, Sibley Mortgage Corp. since 1975;
                           Chairman and Chief Executive Officer, Sibley
                           Real Estate Services, Inc. since 1975
B. Reuben Auspitz*     48  President and Director, Manning & Napier                                  0              **
Director since             Insurance Fund, Inc. since 1995;  Member,
1984                       Manning & Napier Capital Co., L.L.C. since
                           1995; Member, Manning & Napier Associates,
                           L.L.C. since 1995; Member, Fiduciary Services,
                           L.L.C. since1995;  Director, Chairman and
                           Treasurer, Exeter Trust Co. since 1994;
                           Director, Manning & Napier Leveraged
                           Investment Co. since 1994; Director, President
                           and Treasurer, Manning & Napier Advisory
                           Advantage Corporation  since 1990; President and
                           Director, Manning & Napier Investor Services,
                           Inc.  since 1990;  Executive Vice President,
                           Manning & Napier Advisors, Inc. since 1983
Martin F. Birmingham   74  Director, Manning & Napier Insurance Fund, Inc.                               0          **
Director since             since 1995; Director Emeritus, ACC Corporation
1994                       since 1994; Trustee, The Freedom Forum  since
                                                                       1980
Peter L. Faber*        57  Partner, McDermott, Will & Emery since 1995;                         10,923.807          **
Director since             Director, Manning & Napier Insurance Fund, Inc.
1987                       since 1995; Former Partner, Kaye, Scholer,
                           Fierman, Hays & Handler 1984-95
 Harris H. Rusitzky    61  Director, Manning & Napier Insurance Fund, Inc.                      37,586.145          **
Director since             since 1995; President, Blimpie of Central New
1985                       York and The Greening Group  since 1994;
                           Formerly Director and Corporate Executive, Serv-
                           Rite Corporation 1965-94

*     Interested Director within the meaning of the 1940 Act.
**    Less than 1%.
*** Mr. Ashley's reported holdings are owned beneficially through his company's 401 (k) plans.

BOARD APPROVAL OF THE ELECTION OF DIRECTORS

       By Unanimous Consent, the Board recommends that shareholders vote for each of the nominees named in this Proxy Statement. In considering the nomination of the nominee for election as a Director of the Fund, the Directors took into account the qualifications of the nominee and the efficient conduct of the Funds business.

SHAREHOLDER APPROVAL OF THE ELECTION OF DIRECTORS

      The favorable vote of a majority of Shares represented at the Meeting at which a majority of shareholders entitled to vote is present is required for the election of the Directors. If the Directors are not approved by the shareholders of the Fund, the Board will consider alternative nominations.

     THE DIRECTORS RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL I.

                            ADDITIONAL INFORMATION
                       DIRECTORS AND EXECUTIVE OFFICERS




Name                  POSITION WITH    Age  Business Experience During the Past Five           Shares of Fund Beneficially
                       THE FUND              Years including All Directorships                  Owned as of  February 20, 1996
B. Reuben Auspitz*    Director          48  See Information Regarding Nominees.                                             **
                      since 1984
Martin F. Birmingham  Director          74  See Information Regarding Nominees.                                             **
                       since 1994
Peter L. Faber*       Director          57  See Information Regarding Nominees.                                             **
                      since 1987
Harris H. Rusitzky    Director          61  See Information Regarding Nominees.                                             **
                      since 1985
Barbara Lapple        Corporate         36  Corporate Secretary & Compliance Officer,                                       **
                      Secretary since       Manning & Napier Insurance Fund, Inc. since
                                 1990       1995;  Corporate Secretary & Compliance
                                            Officer, Manning & Napier Leveraged Investing
                                            Company, Inc. since 1994; Corporate Secretary
                                            & Compliance Officer, Manning & Napier
                                            Investor Services, Inc. since 1990;  Compliance
                                            Officer, Manning & Napier Advisors, Inc. since
                                                                                         1984
William Manning       President         59  Director, Mount Union College since 1995;                                       **
                      since 1985            Director, NCADD since 1995;  President,
                                            Director, Founder & CEO, Manning Leasing,
                                            Inc.  since 1994; President  & Treasurer,
                                            Manning & Napier Leveraged Investing Co.,
                                            Inc. since 1994;  President, Director, Founder  &
                                             CEO, Synmatix  Corp. since 1993;
                                            President, Director, Founder & CEO, Manning
                                            Ventures, Inc. since 1992; President, Director,
                                            Founder & CEO, KSDS, Inc. since 1992;
                                            President, Kent Display Systems, Inc.  since
                                            1992;  Director, YMCA since 1990;  President,
                                            Director and Co-Founder, Manning & Napier
                                            Advisors, Inc. since 1970
 Timothy P. Mullaney  Treasurer and     28  Treasurer & Chief Financial Officer, Manning &                                  **
--------------------  ---------------  ---  -------------------------------------------------  -------------------------------
                      Chief Financial       Napier Insurance Fund, Inc. since 1995; Mutual
                      Officer since         Fund Chief Financial Officer, Manning & Napier
                                 1994       Advisors, Inc. since 1994; Tax Manager,
                                            Investors Bank & Trust,  1/94-7/94; Senior Tax
                                            Associate, Coopers & Lybrand, LLP 1990-94


*     Interested Director within the meaning of the 1940 Act.
**    Less than 1%.

      Directors affiliated with the Advisor do not receive fees from the Fund. Mr. Faber is deemed to be an interested person of the investment advisor because his firm provides legal services to the Advisor. Each Director who is not affiliated with the Advisor receives an annual fee of $5,000. Annual fees are calculated monthly and prorated. Each Director who is not affiliated with the Advisor also receives $500 per Board Meeting attended for each active Series of the Fund, plus $500 for any Committee Meeting held on a day on which a Board Meeting is not held.

      The aggregate compensation paid by the Fund to each of the Funds Directors serving during the fiscal year ended December 31, 1995 is set forth in the compensation table below.

COMPENSATION TABLE FOR FISCAL YEAR ENDED DECEMBER 31, 1995




       Name           Position from  Aggregate      Pension  Est. Annual     Total
                       Registrant    Compensation             Benefits upon  Compensation
                                                              Retirement      from Registrant
B. Reuben Auspitz*    Director       $           0  N/A      N/A             $               0
Martin F. Birmingham  Director       $      30,000  N/A      N/A             $          30,000
Harris H. Rusitzky    Director       $      30,000  N/A      N/A             $          30,000
Peter L. Faber*       Director       $      30,000  N/A      N/A             $          30,000
--------------------  -------------  -------------  -------  --------------  -----------------


* Interested Director, within the meaning of the Investment Company Act of 1940 (the 1940 Act).

      During the Fiscal year ended December 31, 1995, the Fund paid a total of $90,000 to its Directors. The officers of the Fund receive no compensation
for performing the duties of their offices.   As of February 20, 1996, the
Directors and officers of the Fund as a group beneficially owned less than 1% of the outstanding Shares of the Fund.

      There were six meetings of the Board of Directors held during the fiscal year ended December 31, 1995. In such fiscal year, all current Directors attended at least 75% of the meetings of the Board of Directors held during their respective terms.

      The Board of Directors has an Audit Committee. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews, with the independent accountants, the results of the audit engagement and matters having a material effect on the Funds financial operations. The members of the Audit Committee are Messrs. Auspitz, Rusitzky and Mullaney. The Audit Committee met once during the fiscal year ended December 31, 1995. In such fiscal year, all members attended the meeting of the Audit Committee.

INDEPENDENT ACCOUNTANTS

         A majority of the Funds Board of Directors who are not interested Directors of the Fund have selected Coopers & Lybrand, LLP and Delotte & Touche L.L.P. as the independent accountants for the respective Series of the Fund for the fiscal year ending December 31, 1995. A representative of Coopers & Lybrand, LLP and Delotte & Touche L.L.P. is expected to be available by telephone at the Meeting to make a statement if desired and to be available to respond to appropriate questions from shareholders.

BENEFICIAL OWNERS

The following persons were known by the Fund to own a record of 5% or more the of the outstanding voting securities of each Series on February 20, 1996.





                                                                                   Amount of    Percent of
                                                                                    Beneficial   Beneficial
Series                      Name & Address                                          Ownership    Ownership
--------------------------  -----------------------------------------------------  -----------  ------------
Defensive Series            Conklin Instrument Corporation P/S-                     20,554.900        45.47%
                            DG
                            West Road
                            Pleasant Valley, NY 12569
                            Manning & Napier Advisors, Inc.                         12,556.987        27.78%
                            1100 Chase Square
                            Rochester, NY 14604
                            Updike, Kelly & Spellacy, PC/PS                          5,730.613        12.67%
                            One State Street
                            P.O. Box 231277
                            Hartford, CT 06123-1277
                            Brook Anco Corporation 401(k) Plan                       5,076.306        11.23%
                            3495 Winton Place, Building B
                            Rochester, NY 14623
Technology Series           Manning & Napier Advisors, Inc.                        689,878.094         8.25%
                            FBO American Electric Power Co.
                            Pension Plan
                            1100 Chase Square
                            Rochester, NY 14604
Maximum Horizon Series      Manning & Napier Advisors, Inc.                         12,562.074        44.63%
                            1100 Chase Square
                            Rochester, NY 14604
                            Richard and Katherine Rowley                             5,134.021        18.24%
                            JTWROS
                            2231 Hunt Club Drive
                            Castleton on Hudson, NY 12033
                            Grant C. McKnight IRA                                    3,102.187        11.02%
                            68 Longwell Drive
                            Grove City, PA 16127
                            Emily Ann McKnight                                       2,450.980         8.70%
                            600 Centreville Pike
                            Slippery Rock, PA  16057
                            Amanda Jill McKnight                                     2,450.980         8.70%
                            600 Centreville Pike
                            Slippery Rock, PA 16057
International Series        Manning & Napier Advisors, Inc.                        870,308.879         6.46%
                            FBO American Electric Power Co.
                            Pension Plan
                            1100 Chase Square
                            Rochester, NY 14604
Tax Managed Series          Manning & Napier Advisors, Inc.                         12,500.000        62.70%
                            1100 Chase Square
                            Rochester, NY 14604
                            Richard & Katherine Rowley                               4,044.489        20.28%
                            JTWROS
                            2231 Hunt Club Drive
                            Castleton on Hudson, NY 12033
                            Emily Ann McKnight                                       1,258.812         6.31%
                            600 Centreville Pike
                            Slippery Rock, PA  16057
                            Amanda Jill McKnight                                     1,007.049         5.05%
                            600 Centreville Pike
                            Slippery Rock, PA 16057
Blended Asset Series I      Mitchell Pierson, Jr. Inc.  401(k) Plan                 58,764.045         6.35%
                            Exeter Trust Company
                            1100 Chase Square
                            Rochester, NY 14604
Blended Asset Series II     NAMIC 401(k) Plan & Trust                              100,673.404         5.33%
                            3601 Vincennes Road
                            Indianapolis, IN 46268
Fexible Yield Series I      Manning & Napier Advisors, Inc.                          3,923.866        17.60%
                            1100 Chase Square
                            Rochester, NY 14604
                            Penfield Fire Company                                    3,590.022        16.10%
                            1838 Penfield Road
                            Penfield, NY 14526
                            Stuart R. Kornreich IRA                                  3,068.214        13.76%
                            426 Rankin Avenue
                            Warren, PA 16365
                            Elaine P. Tecler IRA                                     2,836.199        12.72%
                            132 Clintwood Circle
                            Rochester, NY 14620
                            James C. & Elaine C. Leitten                             1,583.633         7.10%
                            JTWROS
                            16 Greenwood Drive
                            Orchard Park, NY 14127
                            Joyce J. Kendall IRA                                     1,116.854         5.00%
                            62 Green Knolls Drive
                            Apt. C
                            Rochester, NY 14620
Flexible Yield Series II    Manning & Napier Advisors, Inc.                         13,383.225        32.16%
                            1100 Chase Square
                            Rochester, NY 14604
                            Charles E. Lucas IRA                                     8,482.354        20.38%
                            9 Southland Avenue
                            Lakewood, NY 14750
                            Penfield Fire Company                                    3,750.136         9.01%
                            1838 Penfield Road
                            Penfield, NY 14526
                            Jerry J. Vasicek IRA                                     3,722.273         8.94%
                            65 Coventry Road
                            Endicott, NY 13760
                            June & Richard Dahlin JTWROS                             2,827.252         6.79%
                            1425 2nd Avenue, Apt. 206
                            Chula Vista, CA 91911
                            Kent H. Hudson IRA                                       2,739.739         6.58%
                            508 Jackson Avenue ext.
                            Warren, PA 16365
Flexible Yield Series III   George T. & Jacqueline A.                               19,200.581        18.26%
                            Golebiewski  JTWROS
                            4693 Pinecrest Terrace
                            Eden, NY 14057-9757
                            Manning & Napier Advisors, Inc.                         10,411.702         9.90%
                            1100 Chase Square
                            Rochester, NY 14604
                            Boy Scouts of America Troop 31                           9,766.986         9.29%
                            909 Fairport Road
                            East Rochester, NY 14445
                            Walter D. & Bethel H. Kogut                              7,549.862         7.18%
                            JTWROS
                            8066 Irish Mist Lane
                            Manlius, NY 13104
                            Peter L. Kogut Jr. & Christine Kogut                     7,549.861         7.18%
                            JTWROS
                            77 Old Stonfield Way
                            Pittsford, NY 14534

                            Snyder Tank Corporation                                  7,318.026         6.96%
                            3774 Lakeshore Road
                            Buffalo, NY 14219
                            Perry's Ice Cream, Inc. Deferred Salary P/S Bond Fund    5,567.053         5.29%
                            One Ice Cream Plaza
                            Akron, NY 14001
                            Hoselton Foundation                                      5,365.759         5.10%
                            909 Fairport Road
                            East Rochester, NY 14445
New York Tax Exempt Series  Manning & Napier Advisors, Inc.                        193,528.030         6.56%
                            FBO William B. Hale
                            1100 Chase Square
                            Rochester, NY 14604
Ohio Tax Exempt Series      Manning & Napier Advisors, Inc.                         94,449.810        15.13%
                            FBO Ms. Nancy Peterson
                            1100 Chase Square
                            Rochester, NY 14604
                            Manning & Napier Advisors, Inc.                         89,233.381        14.29%
                            FBO Franklin Eck
                            1100 Chase Square
                            Rochester, NY 14604
                            Allen Thorley Delloyd Inc.                              33,469.682         5.36%
                            5201 Abbe Road
                            Elyria, OH 44035



SUBMISSION OF SHAREHOLDER PROPOSALS

     As a Maryland corporation, the Fund is not required to hold annual shareholder meetings, except in certain limited circumstances. Shareholders who wish to present a proposal for action at the next meeting or suggestions as to nominees for the Board of Directors should submit the proposal or suggestions to the Fund to be considered for inclusion in the Funds proxy statement and form of proxy for such meeting as is held. The Board of Directors will give consideration to shareholder suggestions as to nominees for the Board of Directors. Shareholders retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting.

REPORTS TO SHAREHOLDERS

THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1995 TO ANY SHAREHOLDER REQUESTING SUCH REPORT. REQUEST FOR SUCH REPORT SHOULD BE MADE IN WRITING TO THE MANNING & NAPIER FUND, INC., 1100 CHASE SQUARE, ROCHESTER, NEW YORK 14604 OR BY CALLING 1-800-466-3863.

REQUIRED VOTE

     Approval of the Proposal with respect to the Fund requires the affirmative vote of a majority of the outstanding shares of the Fund. As defined in the 1940 Act, "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's outstanding shares present at a Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

     Abstentions and "broker non-votes" will not be counted for or against the Proposal, but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" at the Meeting, and will therefore have the effect of counting against the Proposal.

DISTRIBUTION

     Manning & Napier Investor Services, Inc. ("MNIS") acts as a Distributor of the Fund shares pursuant to a Distribution Agreement dated April 30, 1993 between the Fund and MNIS. Manning & Napier Investor Services, Inc. is located at 1100 Chase Square, Rochester, New York 14604.


ADJOURNMENT

     In the event that sufficient votes in favor of the Proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to any of such Proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment of those proxies which they are entitled to vote in favor of such Proposal. They will vote against any such adjournment of those proxies required to be voted against any such Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

OTHER MATTERS

     No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Fund.

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                       Barbara Lapple
                                                       Secretary

Dated: March 8, 1996

MANNING & NAPIER FUND, INC.
1100 CHASE SQUARE
ROCHESTER, NY 14604     SPECIAL MEETING APRIL 10, 1996

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned shareholder(s) of the Manning & Napier Fund, Inc. (the
Fund) hereby appoints B. Reuben Auspitz and Barbara Lapple and each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on April 10, 1996, and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting of Shareholders and on any other matters brought before the Meeting, all be set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as indicated upon the matters set forth below.

     This Proxy will be voted as indicated below. If no direction is made, this Proxy will be voted FOR the proposal set forth below. The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Directors.

PLEASE SIGN AND DATE ON THE REVERSE SIDE



     1. To consider and act upon a proposal to elect a Board of Directors (voted on by shareholders of the Fund as a whole):

                       FOR        Against      Abstain

          (Instructions to withhold authority to vote for any or all of the nominees, strike a line through the name of such nominee(s) below.)

          1) Stephen B. Ashley,     2) B. Reuben Auspitz,      3) Martin F.
          Birmingham,     4) Peter L. Faber,      5) Harris H. Rusitzky

     ALL PROPERLY EXECUTED PROXIES WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL
BE VOTED FOR THE PROPOSAL.

Please print and sign your name in the space provided to authorize the voting of your shares as indicated and return promptly. If signing is by attorney, executor, trustee or guardian, please sign your name and title. For joint accounts, each joint owner must sign.



Dated:          , 1996               Signature of Shareholder



                                     Signature of Shareholder